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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): February 27, 1998


                              THE GNI GROUP, INC.
             (Exact name of registrant as specified in its charter)

         DELAWARE                                   0-10735                              76-0232338
(State or other jurisdiction               (Commission file number)             (IRS employer identification no.)
     of incorporation)



            2525 BATTLEGROUND ROAD DEER PARK, TEXAS                                       77536
         (Address of principal executive offices)                               (Zip code)
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         Registrant's telephone number, including area code:   (281) 930-0350
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Item 5.  Other Events.

Litigation

On February 27, 1998, a class action lawsuit was filed in the Chancery Court of New Castle County, Delaware against The GNI Group, Inc. (the "Company"), and its directors, a copy of which is attached as Exhibit 99.1 to this Current
Report on Form 8-K.

Item 7.  Financial Statements and Exhibits.

(c)      Exhibits

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
Exhibit
Number                                   Identification of Exhibit
-------                                  -------------------------
99.1             Class Action Complaint,  William Chaffin and Marcia Chaffin, Plaintiffs, against
                 Newton E. Dudney, M.D., Titus H. Harris, Jr., John W. Lyons, Jr., Carl V Rush, Jr., G.
                 Stacy Smith, and The GNI Group, Inc., C.A. No. 16211-NC, (Delaware Chancery Court for
                 the State of Delaware in and for New Castle County), as filed February 27, 1998.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THE GNI GROUP, INC.
                                           (Registrant)



                                        By:/s/ Carl V Rush, Jr.
                                           ------------------------------------
                                               Carl V Rush, Jr.
                                               President


Dated: March 9, 1998




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                               INDEX TO EXHIBITS


Exhibit
Number                                                Identification of Exhibit
-------                                               -------------------------
 99.1                     Class Action Complaint,  William Chaffin and Marcia Chaffin, Plaintiffs, against Newton E.
                          Dudney, M.D., Titus H. Harris, Jr., John W. Lyons, Jr., Carl V Rush, Jr., G. Stacy Smith, and
                          The GNI Group, Inc., C.A. No. 16211-NC, (Delaware Chancery Court for the State of Delaware in
                          and for New Castle County), as filed February 27, 1998.




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